                                                                  Exhibit No. 10




                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated May 25, 2000 in this Registration Statement (Form N-1A No. 33-33231) of PaineWebber Financial Services Growth Fund, Inc.



                                           /s/ Ernst & Young LLP
                                           ERNST & YOUNG LLP


New York, New York
July 24, 2000